UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  January 14, 2010 (January 8, 2010)

HYPERDYNAMICS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-32490 (Commission File Number)		87-0400335 (IRS Employer Identification No.)
One Sugar Creek Center Blvd., #125 Sugar Land, Texas 77478 (Address of principal executive offices, including zip code)
voice: (713) 353-9400 fax: (713) 353-9421
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On January 8, 2010, the Board of Directors (the “Board”) of Hyperdynamics Corporation (the “Company”) approved the nomination of six nominees to be elected to the Board at the upcoming Annual Meeting of Stockholders to be held on February 18, 2010 (the “Annual Meeting”) and to reduce the size of the Board from eight members to six members effective concurrently with the Annual Meeting.  Two members of the Board, Pasquale Scaturro and Charles H. Andrews, notified the Company that they will resign as directors of the Company, and from any other offices or capacities that he held with the Company, effective concurrently with the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date:  January 14, 2010                                                        By:              /s/ JASON D. DAVIS
Name:         Jason D. Davis
Title:	Chief Financial Officer and
Principal Accounting Officer